UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)

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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-5911
Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
As previously disclosed in Current Report on Form 8-K dated June 30, 2016, as filed on July 1, 2016, MUFG Americas Holdings Corporation (the “Company”) issued shares of its common stock to both The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) and Mitsubishi UFJ Financial Group, Inc. (“MUFG”) and received as a capital contribution shares representing the entire ownership interests of certain entities owned by BTMU and MUFG, including all of the outstanding stock of MUFG Securities Americas Inc., a registered broker-dealer, and various other non-bank subsidiaries (together with MUFG Securities Americas Inc., the “Acquired Entities”).
This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the initial Form 8-K and to include certain combined financial statements of the Acquired Entities and certain pro forma consolidated financial statements of the Company.
Any information required to be set forth in the initial Form 8-K, which is not being amended or supplemented pursuant to this Amendment, is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the initial Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the initial Form 8-K. Accordingly, this Amendment should be read in conjunction with the initial Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)     Financial statements

The following financial statements are filed as exhibits hereto and incorporated by reference herein:

Audited combined financial statements of the Acquired Entities as of and for the year ended December 31, 2015 are filed as Exhibit 99.1 and unaudited combined financial statements of the Acquired Entities as of March 31, 2016 and for the three months ended March 31, 2016 and 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A. The consent of Deloitte & Touche LLP is filed as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b)     Pro forma financial information

Unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2015, 2014 and 2013 and the three months ended March 31, 2016 and unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)     Exhibits

Exhibit Number                    Description

23.1	Consent of Deloitte & Touche, LLP

99.1	Audited Combined Financial Statements of the Acquired Entities as of and for the year ended December 31, 2015

99.2	Unaudited Combined Financial Statements of the Acquired Entities as of March 31, 2016 and for the three months ended March 31, 2016 and 2015

99.3
Pro forma MUFG Americas Holdings Corporation Condensed Consolidated Statements of Income for the years ended December 31, 2015, 2014 and 2013 and the three months ended March 31, 2016 and Condensed Consolidated Balance Sheet as of March 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Dated: July 27, 2016	By:	/s/ ROLLAND D. JURGENS
ROLLAND D. JURGENS Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, LLP
99.1	Audited Combined Financial Statements of the Acquired Entities as of and for the year ended December 31, 2015
99.2	Unaudited Combined Financial Statements of the Acquired Entities as of March 31, 2016 and for the three months ended March 31, 2016 and 2015
99.3
Pro forma MUFG Americas Holdings Corporation Condensed Consolidated Statements of Income for the years ended December 31, 2015, 2014 and 2013 and the three months ended March 31, 2016 and Condensed Consolidated Balance Sheet as of March 31, 2016

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